FORTRESS REGISTERED INVESTMENT TRUST

Financial Statements for the Year Ended December 31, 2002
And Report of Independent Auditors

FORTRESS REGISTERED INVESTMENT TRUST

TABLE OF CONTENTS

                                                                           PAGE
REPORT OF INDEPENDENT AUDITORS                                                1

FINANCIAL STATEMENTS:

    Statement of Assets and Liabilities as of December 31, 2002               2

    Schedule of Investments as of December 31, 2002                           3

    Notes to Schedule of Investments                                          4

    Statement of Operations for the year ended December 31, 2002 and
    Financial Highlights for the period ended December 31, 1999 and
    the years ended December 31, 2002, 2001 and 2000                          5

    Statement of Cash Flows for the year ended December 31, 2002              6

    Statements of Changes in Net Assets for the year ended
    December 31, 2002 and the year ended December 31, 2001                    7

    Notes to Financial Statements                                             8

                         REPORT OF INDEPENDENT AUDITORS


To the Members and Trustees of
Fortress Registered Investment Trust

We have audited the accompanying statement of assets and liabilities of Fortress Registered Investment Trust (the "Company"), including the schedule of investments, as of December 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fortress Registered Investment Trust at December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP


February 28, 2003
New York, NY

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES
(dollar amounts in thousands)

                                                                               December 31, 2002
                                                                               -----------------
ASSETS
  Investments in controlled affiliates, at fair value (cost $616,947)               $ 682,611
  Cash and cash equivalents                                                             2,214
  Dividends receivable from controlled affiliates                                      13,914
                                                                                    ---------
                                                                                      698,739
                                                                                    ---------
LIABILITIES
  Miscellaneous liabilities                                                                53
                                                                                    ---------

Commitments and contingencies                                                              --

NET ASSETS                                                                          $ 698,686
                                                                                    =========

NET ASSETS CONSIST OF:
  Capital paid in                                                                   $ 874,379
  Capital distributed                                                                (285,415)
  Undistributed net investment income                                                  15,357
  Undistributed net realized capital gains                                             28,701
  Accumulated equity in loss of operating subsidiary                                  (17,755)
  Accumulated net unrealized gain                                                      83,419
                                                                                    ---------
                                                                                    $ 698,686
                                                                                    =========

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                                       % OF
                                                     CONTROLLED
                                                     AFFILIATE      COST (c)(d)
CONTROLLED AFFILIATE (a)                               OWNED           (000s)
------------------------                             ----------     -----------
Fortress CAP LLC                                           100%      $     236

Fortress HQ LLC                                            100%         50,705

Fortress Brookdale Acquisition LLC                          51%        159,971

FRIT Palazzo Due LLC                                       100%          6,344

FRIT Ital SL                                               100%          2,296
Portland Acquisition I LLC                                 100%         16,298

Fortress UK Acquisition LLC                                100%         68,054

FIF ML Acquisition LLC                                     100%             51
F/C PRT Investment Inc.                                    100%              4
FRIT PRT Lending LLC                                       100%            200
FRIT PRT Bridge Acquisition LLC                            100%         16,975

Ital SP Acquisition GP LLC,SPGP LLC, FRIT                  100%         22,844
Ital SP Acquisition LP and FRIT SP LP
NCS Holdings LLC                                            84%         24,221

FRIT PINN LLC                                              100%        103,696

Ital Investment Holdings II LLC and Ital Tre               100%        134,420
Investors LP

FRIT BPC Acquisition LLC                                                41,146

Loan receivable                                                          8,122
                                                                     ---------
                                                                       655,583

Fortress Capital Finance LLC                               100%        (38,636)
                                                                     ---------
                                          Total Investments (b)      $ 616,947
                                                                     =========

                                                                                       NUMBER OF
                                                                                         SHARES,       DIVIDENDS,
                                                                                      PRINCIPAL/      INTEREST AND
                                                                                        NOTIONAL     REALIZED GAINS    FAIR VALUE
NAME OF ISSUE OR NATURE OF INDEBTEDNESS HELD BY CONTROLLED AFFILIATE                  AMOUNT(000s)        (000s)         (000s)
--------------------------------------------------------------------                  ------------   --------------    ----------
Capstead Mortgage Corporation common stock                                                 3,649        $ 15,481        $  89,957
Lehman Brothers margin financing; LIBOR plus 2% due 8/31/03                               15,000              --          (15,041)

HQ Global Workplaces Inc. Series A Convertible Cumulative Preferred Stock                  1,226              --               --
HQ Global Workplaces Inc. Warrants to Purchase Common Stock                                  595
Brookdale Living Communities Inc.                                                              1              --          184,849

Palazzo Finance Due S.p.A. Class D Asset Backed Variable Return Notes due 2032           E18,080             841           16,582
Forward contract to sell Euros, maturing March 31, 2003                                  E12,500              --             (361)
Italfondiario SpA common stock                                                             6,750          14,495            6,053
168,000 square foot building in Portland, OR                                                  --              --           13,691

Mapeley Limited common stock, cash flow net of Royal Bank of Scotland swaps                   E1           3,852           70,738
Restricted cash                                                                               --              --            4,801
Miscellaneous receivables                                                                     --              --              469
Foreign Currency Hedge (e) (1)                                                            (e)(1)              --             (783)
Cash                                                                                          --           2,707               51
Cash                                                                                          --          22,395                4
Cash                                                                                          --           3,977              200
FP Investment LLC Series A Preferred Interest                                      51% of stated          10,946           16,975
                                                                                          equity
Undivided interest in defaulted secured claims                                        E1,315,188           4,931           23,058
Foreign Currency Hedge (e) (3)                                                            (e)(3)              --             (728)
AMRESCO Independence Finance Inc.                                                              1              --           13,568
AMRESCO Commercial Finance Inc.                                                               E1              --           13,454
AMRESCO real estate related assets                                                            --              --            7,740
Pinnacle Holdings Inc. common stock                                                        9,676              --          100,099
Pinnacle Holdings Inc. Discounted Secured Notes; LIBOR + 4.5%, due 10/31/05           $    8,273                            8,149
Palazzo Finance Tre Srl Asset Backed Class E and F Notes (LIBOR +
2.5% due 2018 and Variable Return due 2018, respectively)                               E186,583              --          139,943
Foreign Currency Hedge (e)(2)                                                             (e)(2)                           (3,588)

AH Battery Park Owner LLC term loan; LIBOR + 2.70%, due 12/31/04                      $   49,125              --           40,000
AH Battery Park Owner LLC 19.5% mezzanine loan due 12/31/04                           $    8,520              --            1,000
BLC-GFB LLC 15% participating loan due 12/1/2005                                      $    8,122              --            8,122
                                                                                                      ----------        --------
                                                                                                          79,625          739,002
Operating subsidiary                                                                                          --          (56,391)
                                                                                                      ----------        --------
                                                                                                      $   79,625        $682,611
                                                                                                      ==========        ========

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

(a) An affiliated company is a company in which the Company has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable.

(b) The United States Federal income tax basis of the Company's investments at the end of the period was approximately $579.5 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $102.8 million (gross unrealized appreciation of $126.7 million and gross unrealized depreciation of $23.9 million).

(c)   Net of returns of capital.

(d) Purchases/funding occurred throughout the year ended December 31, 2002, with the exception of the following: Ital Investment Holdings II LLC - June 26, 2002; and FRIT BPC Acquisition LLC - September 30, 2002.

(e) The foreign currency hedges referred to above are comprised of the following:

DERIVATIVE CONTRACTS

                 Notional                                               Fair
Bought/           Amount                                 Maturity       Value
 Sold            (000's)     Currency        Option        Date       ($000s)
 ----            -------     --------        ------        ----       -------

(1) Fortress UK Acquisition Company:
------------------------------------
Bought           20,000      GBP         Put             6/30/2004   $     990
Sold             20,000      GBP         Knock-in Call   6/30/2004      (1,301)
Bought           20,000      GBP         Put             6/30/2004         914
Sold             20,000      GBP         Knock-in Call   6/30/2004      (1,386)
                                                                     ---------
                                                                     $    (783)
                                                                     =========

(2) Ital Investment Holdings II LLC
-----------------------------------
Bought           13,000      EUR         Put             6/30/2004   $     474
Sold             13,000      EUR         Knock-in Call   6/30/2004        (749)
Bought           13,000      EUR         Put             6/30/2004         441
Sold             13,000      EUR         Knock-in Call   6/30/2004        (763)
Bought           65,000      EUR         Put             6/30/2004       2,369
Sold             65,000      EUR         Knock-in Call   6/30/2004      (3,745)
Bought           65,000      EUR         Put             6/30/2004       2,203
Sold             65,000      EUR         Knock-in Call   6/30/2004      (3,818)
                                                                     ---------
                                                                     $  (3,588)
                                                                     =========

FORWARD CONTRACTS

  Notional                                Fair
   Amount                Maturity        Value
  (000's)    Currency      Date         ($000s)
  -------    --------      ----         -------

(3) FRIT SP LP
--------------
    8,000 EUR           1/31/2003       $  (286)
   13,400 EUR           4/28/2003          (442)
                                        -------
                                        $  (728)
                                        =======

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF OPERATIONS AND FINANCIAL HIGHLIGHTS
(dollar amounts in thousands)

                                                               Year Ended
                                                            December 31, 2002
                                                            -----------------
Investment income:

Income
        Dividends from controlled affiliates                   $   26,323
        Interest income from controlled affiliates                 23,402
        Interest income - other                                     1,071
                                                               ----------
                                                                   50,796
Expenses
        Miscellaneous expenses                                        140
                                                               ----------

Net investment income                                              50,656

Net realized gain from controlled affiliates                       29,900
Net unrealized gain on controlled affiliate investments             5,902
Net equity in loss of operating subsidiary                         (3,718)
                                                               ----------

Net increase in net assets resulting from operations           $   82,740
                                                               ==========

FINANCIAL HIGHLIGHTS

                                                                                Year Ended December 31,
                                                                 --------------------------------------------
                                                                                                               Period from 11/27/99
Disclosure of certain ratios:                                      2002               2001             2000      through 12/31/99
                                                                 ---------         ----------        --------  --------------------
Ratio of total expenses to average net assets                       0.0%               0.1%             0.4%*           N/A
Ratio of net investment income to average net assets                8.0%              11.6%             6.0%*           N/A
Portfolio turnover rate                                            22.1%              17.4%             0.0%*           N/A
Total return                                                       18.0%              28.1%            11.6%            N/A

*     annualized

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENT OF CASH FLOWS
(dollar amounts in thousands)

                                                                        Year Ended
                                                                       December 31,
                                                                           2002
                                                                       -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                   $      82,740
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Net equity in loss of operating subsidiary                                 3,718
    Net unrealized gain on affiliate investments                              (5,902)
    Change in:
      Dividends receivable from controlled affiliates                          6,387
      Other liabilities                                                       (2,525)
                                                                       -------------
Net cash provided by operating activities                                     84,418
                                                                       -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Investments in controlled affiliates                                      (362,297)
  Distributions from controlled affiliates                                   260,487
                                                                       -------------
Net cash used in investing activities                                       (101,810)
                                                                       -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital contributions                                                      276,358
  Capital distributions                                                     (222,813)
  Distributions from investment income                                       (47,560)
  Distributions of realized gains                                             (1,197)
                                                                       -------------
Net cash provided by financing activities                                      4,788
                                                                       -------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                    (12,604)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                14,818
                                                                       -------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                               $       2,214
                                                                       =============

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
(dollar amounts in thousands)

                                                                            Year Ended        Year Ended
                                                                         December 31, 2002  December 31, 2001
                                                                         -----------------  -----------------
Increase in net assets resulting from operations
  Net investment income                                                       $  50,656         $  70,431
  Net realized and unrealized gain on controlled affiliate investments           35,802            70,263
  Net equity in income (loss) of operating subsidiary                            (3,718)              754
                                                                              ---------         ---------

Net increase in net assets resulting from operations                             82,740           141,448

Capital contributions                                                           276,358           187,525
Capital distributions                                                          (222,813)          (62,602)
Distributions from net investment income                                        (47,560)          (68,656)
Distributions of realized gains                                                  (1,197)          (18,642)
                                                                              ---------         ---------

Net increase in net assets                                                       87,528           179,073

Net assets, beginning of period                                                 611,158           432,085
                                                                              ---------         ---------

Net assets, end of period                                                     $ 698,686         $ 611,158
                                                                              =========         =========
Undistributed net investment income                                           $  15,357         $  12,260
                                                                              =========         =========

See notes to financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1.    ORGANIZATION

      Fortress Registered Investment Trust (together with its subsidiaries,"FRIT ") was formed on November 23, 1999 as a Delaware business trust and operates as a closed-end, non-diversified management registered investment company ("RIC") under the Investment Company Act of 1940 (the "Act"). FRIT principally invests in real estate-related debt and equity securities. The sole substantive investor in FRIT is Fortress Investment Fund LLC ("Fund I").

      The managing member of Fund I is Fortress Fund MM LLC (the " Fund I Managing Member"), which is owned jointly, through subsidiaries, by Newcastle Investment Holdings Corp. (formerly Newcastle Investment Corp. and prior to that Fortress Investment Corp.) ("Newcastle Holdings"), approximately 94%, and Fortress Investment Group LLC (the "Manager"), approximately 6%. Newcastle Holdings and its affiliates, including the Fund I Managing Member, have committed to contribute an aggregate of $100 million, or approximately 11.5% of Fund I's total committed capital, to Fund I; in the aggregate, Newcastle Holdings and 21 unaffiliated investors (collectively, the "Investors") have committed approximately $872.8 million (the "Capital Commitment") to Fund I. The Capital Commitment is available for all Fund I business, including new investments, over the three years ending April 28, 2003. Subsequent to that date, the Capital Commitment may not be drawn to fund new investments, but is available to maintain the ongoing business of Fund I.

      The Fund I Managing Member is entitled to an incentive return (the "Incentive Return") generally equal to 20% of Fund I's returns, as defined, subject to: 1) a 10% cumulative preferred return payable to the Investors and 2) a clawback provision which requires amounts previously distributed as Incentive Return to be returned to Fund I if, upon liquidation of Fund I, the amounts ultimately distributed to each Investor do not meet a 10% cumulative preferred return to the Investors. Fund I is managed by the Manager pursuant to the Managing Member's operating agreement and a management agreement between the Manager and the Fund I Managing Member. In accordance with those documents, (a) the Manager is entitled to 100% of the management fee payable by Fund I, as further described in Note 3, (b) the Manager is entitled to 50% of the Incentive Return payable by Fund I, (c) Newcastle Holdings is entitled to 50% of the Incentive Return payable by Fund I and (d) Newcastle Holdings is entitled to receive 100% of the investment income or loss attributable to the capital invested in Fund I by the Fund I Managing Member. The Manager of Fund I also manages Newcastle Holdings.

      During the year ended December 31, 2002, Fund I issued membership interests (in connection with capital calls) to the Investors for net proceeds of approximately $285.1 million. Newcastle Holdings and its affiliates invested a total of approximately $31.8 million in Fund I related to these issuances. Fund I subsequently invested substantially all of these amounts in FRIT, net of management and administrative fees paid to the Manager of $8.9 million (see Note 3). In addition, during the year ended December 31, 2002, FRIT distributed $271.6 million to Fund I, which was subsequently distributed to the Investors. This included $35.7 million distributed to Newcastle Holdings and its affiliates, of which $6.1 million represented Incentive Return earned in 2001. Approximately $49.6 million of the

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

      capital portion of such distributions can be redrawn from the Investors. As of December 31, 2002, Fund I had drawn, net of recallable capital distributions, $741.7 million of its committed capital.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF ACCOUNTING - The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). As a RIC, FRIT reports its assets and liabilities at fair value, including its investments in subsidiaries. As a RIC, FRIT does not consolidate its majority-owned and controlled subsidiaries, except to the extent that such subsidiaries operate as investment companies. None of FRIT's subsidiaries operated as an investment company during the period. FRIT's operating subsidiary, Fortress Capital Finance LLC ("FCF"), is accounted for under the equity method and is included in Investments in Controlled Affiliates.

      FRIT has changed the methodology for calculating the financial highlights and net investment income assets from a method based on the operations of it's controlled affiliates to a method based on the operations of controlled affiliates' investees.


      USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      RISKS AND UNCERTAINTIES - In the normal course of business, FRIT may encounter primarily two significant types of economic risk: credit risk and market risk. Credit risk is the risk of default on FRIT's loans and securities, if any, that results from a borrower's or derivative counterparty's inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities held by FRIT. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks along with estimated collateral values, payment histories and other borrower information, as well as its knowledge of the companies in which it has made equity investments. FRIT also invests in the securities of companies located outside of the United States. FRIT's international operations are subject to the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with foreign laws. Additionally, the Company is subject to significant tax risks. If FRIT were to fail to qualify as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate tax rates, which could be material.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

      SECURITY AND LOAN VALUATION - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which approximates fair value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined in accordance with FRIT's valuation policies as approved by FRIT's board of trustees.

      Investments which are not publicly traded are carried at fair value. At acquisition, fair value approximates cost. Events that could change the reported amount include: further financing by the investee company, pending disposition by FRIT of its investment, obtaining an independent estimate of the value of its investment, significant changes in the financial position or operating results of the investee company, and sales in recent public or private transactions of the same or similar securities, among others.

      Investments in entities whose functional currency is other than the U.S. Dollar are valued based on the spot rate of their respective currency.

      Due to the inherent uncertainty of valuations of investments without a public market, which constitute substantially all investments, the estimates of value may differ from the values that are ultimately realized by FRIT, and the differences could be material. All other assets and liabilities are stated at cost, which approximates fair value.

      FEDERAL INCOME TAXES - No income taxes have been provided for in these financial statements as FRIT's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its members.

      DISTRIBUTIONS TO MEMBERS - Distributions to members are recorded on the ex-dividend date. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

      During the year ended December 31, 2002, FRIT declared and paid distributions of $271.6 million to Fund I, which in turn distributed these amounts to the Investors. Approximately $6.1 million of such distributions, representing a portion of FRIT's taxable ordinary income and capital gains, was distributed as Incentive Return by Fund I. The tax character of these distributions is estimated as follows (in thousands):

                     Ordinary income               $ 47,560
                     Long-term capital gain           1,197
                     Return of capital              222,813
                                                   --------
                                                   $271,570
                                                   ========

      The difference between book basis net investment income, plus net realized gains from controlled affiliates, and the distributions made is primarily due to the receipt of loan repayments on underlying investments treated as a return of capital, which in turn were distributed by FRIT.

      SECURITY TRANSACTIONS AND REVENUE RECOGNITION - FRIT records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on investments are amortized over the life of the respective investment using the effective interest method.

      CASH AND CASH EQUIVALENTS - FRIT considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Substantially all of FRIT's amounts on deposit with major financial institutions exceed insured limits.

      GUARANTEES - In 2002, FRIT adopted Financial Accounting Standards Board Interpretation No. 45 "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" which changes the accounting and disclosure requirements for guarantees. Most significantly, it requires the recognition of a liability (and expense) for the fair value of a guarantee at its inception. This provision only applies prospectively to guarantees issued or modified after December 31, 2002 and therefore has had no effect on FRIT in the current year. Since FRIT reports its assets and liabilities at fair value, the application of this provision is not expected to have a material affect on FRIT's financial position or results of operations.

3.    MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

      The Manager is paid certain annual fees by Fund I in exchange for advising Fund I on various aspects of its business, formulating Fund I's investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing Fund I's day-to-day operations. In addition, the Manager is reimbursed for various expenses incurred by the Manager on Fund I's behalf, including the costs of legal, accounting and other administrative activities.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

      The management fee is calculated at an annual rate of 1.0% of Fund I's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined). Furthermore, the Manager is paid an annual administrative fee on a graduated scale up to 0.5% of Fund I's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined), based on the size of each Investor's capital commitment. Newcastle Holdings and its affiliates are not charged management or administrative fees for their investment in Fund I.

      During the year ended December 31, 2002, the Manager earned $8.9 million of management and administrative fees, which are included in the $8.9 million of fees discussed in Note 1.

      The Incentive Return, as described in Note 1, is payable on a Portfolio Investment (as defined) basis, as realized. Accordingly, an Incentive Return may be paid to the Fund I Managing Member in connection with a particular Fund I investment if and when such investment generates proceeds to Fund I in excess of the capital called with respect to such investment, plus a 10% cumulative preferred return thereon. If upon liquidation of Fund I the aggregate amount paid to the Fund I Managing Member as Incentive Return exceeds the amount actually due to the Fund I Managing Member (that is, amounts that should instead have been paid to Investors) after taking into account the aggregate return to Investors, the excess is required to be returned by the Fund I Managing Member (that is "clawed back") to Fund I. During the year ended December 31, 2002, no Incentive Return was earned. From inception through December 31, 2002, $8.7 million of Incentive Return has been distributed, all of which is subject to clawback.

      In January 2001, an employee co-investment program was adopted whereby certain employees of the Manager and of FRIT's operating subsidiary will have the opportunity to invest in Fund I by purchasing part of Newcastle Holdings' investment. The purpose of the program is to align the interests of FRIT's employees and the employees of the Manager with those of Fund I's Investors, including Newcastle Holdings, and to enable the Manager and FRIT to retain such employees and provide them with appropriate incentives and rewards for their performance. These employees are integral to the success of FRIT, Fund I and Newcastle Holdings. Newcastle Holdings has set aside $10.0 million of its commitment to Fund I for this program, of which $6.9 million has been allocated, and will finance approximately 80% of the employee investments via non-recourse loans through a subsidiary, which are secured by such employees' interest in Fund I. The Manager will fund up to $0.1 million of the purchase price of these commitments on behalf of employees.

4.    COMMITMENTS AND CONTINGENCIES

      FINANCING ARRANGEMENT. FRIT and FCF have entered into a $125 million revolving credit agreement (the "Credit Agreement"), secured by the Capital Commitment. The Credit Agreement is recorded on FCF's books. The Credit Agreement matures in April 2003 and bears interest at LIBOR + 1.35% (approximately 2.80% at December 31, 2002). Approximately $63.7 million was outstanding on the Credit Agreement as of December 31, 2002.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

      COMMITMENTS TO INVESTEES. FRIT has committed GBP 12.3 million ($19.8 million) to FUKA related to potential future capital needs of a portfolio of approximately 1,300 properties net leased to a single credit tenant in the UK.

      GUARANTEES OF SUBSIDIARIES' OBLIGATIONS. SPV IEFFE SpA (See Ital SP Acquisition GP LLC on FRIT's Schedule of Investments) acquired a portfolio of distressed loans from SanPaolo Imi SpA in part with financing provided by the seller. FRIT has guaranteed that SPV IEFFE SpA will make the scheduled principal and interest payments under the terms of the seller financing through June 2006. The outstanding amount of the seller financing was approximately $58.3 million (EUR 55.6 million) at December 31, 2002.

      FUKA, a subsidiary of FRIT, is a party to swap transactions relating to FRIT's investment in FRIT Palazzo Due LLC. FRIT has guaranteed, with no limit through 2032, FUKA's obligations, if any, to pay under the terms of the swap agreements. The swaps settle semi-annually, with the first settlement occurring August 23, 2001.

      FRIT has guaranteed up to $3.4 million of amounts that can be drawn on a letter of credit by Brookdale Living Communities Inc. through November 2003. No amounts have been drawn on such letter of credit at December 31, 2002.

      A $9 million letter of credit has been issued under FRIT's Credit Agreement as support for Brookdale Living Communities, Inc.'s obligation under an interest rate swap. No amounts had been drawn on such letter of credit at December 31, 2002.

5.    OPERATING SUBSIDIARY (UNAUDITED)

      FRIT's operating subsidiary, FCF, had operating results as follows:

                                               Year ended December 31,
                                              -------------------------
                                                2002             2001
                                              --------         --------
       Revenues                               $  8,923         $ 20,534
       Expenses                                (12,641)         (19,780)
                                              --------         --------
       Net Income                             $ (3,718)        $    754
                                              ========         ========
       Net Assets at December 31              $(56,391)        $(59,726)
                                              ========         ========

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

      FRIT's pro forma financial highlights, as if FCF revenues, expenses and net assets had been included in their calculation, are as follows:


                                                                                      Period 11/27/99
                                        2002             2001              2000       through 12/31/99
                                      --------         --------         ----------    ----------------
Ratio of total expenses to               2.0%            3.3%              8.6%*             N/A
  average net assets
Ratio of net investment                  7.4%           11.7%             -2.5%*             N/A
  income to average net
  assets
Portfolio turnover rate                 22.1%           17.4%              0.0%*             N/A
Total Return                            18.0%           28.1%             11.6%              N/A

*     annualized